UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2019

Celcuity Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-38207	82-2863566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16305 36th Avenue North; Suite 100
Minneapolis, Minnesota 55446
(Address of Principal Executive Offices and Zip Code)

(763) 392-0767
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CELC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in [sic] Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2019, the Board of Directors (“Board”) of Celcuity Inc. (the “Company”) voted to elect Richard E. Buller, M.D., Ph.D. as a new director. Dr. Buller joined the Company's Board as an independent director, effective immediately, for a term extending through the date of the Company's next annual meeting of stockholders. Dr. Buller was not elected to the Board pursuant to any arrangement or understanding between him and any other person.

Upon election to the Board and consistent with grants to other non-employee directors, Dr. Buller was granted options to purchase 4,555 shares of the Company’s common stock at an exercise price of $10.68 per share, with such option shares vesting on the earlier of April 30, 2020 or the date of the Company's next annual meeting of stockholders. The estimated value of such grant was approximately $31,930, which reflects a pro-rata portion of the Company’s annual director compensation. The Company expects to make grants of similar value each year that Dr. Buller continues to serve on the Board and intends to enter into an indemnification agreement with Dr. Buller that is substantially similar to those entered into by other members of the Board.

Other than as described above, Dr. Buller has not been a party to, nor has he had a direct or indirect material interest in, any transactions with the Company during the current fiscal year or prior fiscal years that would be reportable under Item 404(a) of Regulation S-K.

On December 5, 2019, the Company issued a press release announcing this change to the Board. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of Celcuity Inc. dated December 5, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELCUITY INC.

Date: December 5, 2019	By:	/s/ Brian F. Sullivan
Brian F. Sullivan
Chairman and Chief Executive Officer

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